1-800-FLOWERS.COM, INC.

                              One Old Country Road
                           Carle Place, New York 11514

                    Notice of Annual Meeting of Stockholders

                                December 4, 2007

     The Annual Meeting of Stockholders (the "Annual Meeting") of 1-800-FLOWERS.COM, Inc. (the "Company") will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Tuesday, December 4, 2007 at 9:00 a.m. eastern standard time, or any adjournment thereof, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

         (1) To elect three Directors to serve until the 2010 Annual Meeting or until their respective successors shall have been duly elected and qualified;

         (2) To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 29, 2008; and

         (3) To transact such other matters as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on October 9, 2007 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

     All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                              By Order of the Board of Directors
                                              /s/ Gerard M. Gallagher
                                              Gerard M. Gallagher
                                              Corporate Secretary

Carle Place, New York
October 29, 2007

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

                             1-800-FLOWERS.COM, INC.


                                 PROXY STATEMENT

                                October 29. 2007

     This Proxy Statement is furnished to stockholders of record of 1-800-FLOWERS.COM, Inc. (the "Company") as of October 9, 2007 (the "Record Date") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Tuesday, December 4, 2007 at 9:00 a.m. eastern standard time or any adjournment thereof.

     Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of the named nominees as Directors of the Company, and "FOR" the ratification of the appointment of Ernst & Young LLP, as the Company's independent registered public accounting firm, for the fiscal year ending June 29, 2008; and will be voted in accordance with the discretion of the person appointed as proxy with respect to other matters which may properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The Annual  Report of the Company  (which does not form a part of the proxy
solicitation   materials)  is  being   distributed   concurrently   herewith  to
stockholders.

     The mailing address of the principal executive office of the Company is One Old Country Road, Suite 500, Carle Place, New York 11514. The approximate date this Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company is November 1, 2007.

                                VOTING SECURITIES

     The Company has two classes of voting securities issued and outstanding, its Class A common stock, par value $0.01 per share (the "Class A Common Stock"), and its Class B common stock, par value $0.01 per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), which generally vote together as a single class on all matters presented to the stockholders for their vote or approval. At the Annual Meeting, each stockholder of record at the close of business on October 9, 2007 of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned on that date as to each matter presented at the Annual Meeting and each stockholder of record at the close of business on October 9, 2007 of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock owned on that date as to each matter presented at the Annual Meeting. On October 9, 2007, 25,879,795 shares of Class A Common Stock and 36,858,465 shares of Class B Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as Class II Directors of the Company to serve until the 2010 Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominee. The Board of Directors does not currently anticipate that any of the nominees will be unable to be a candidate for election.

     Pursuant to the Company's Third Amended and Restated Certificate of Incorporation, the Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms or until their respective successors are duly elected and qualified. The Board of Directors currently consists of eight members, three of whom are Class II Directors and each of whose term expire at the Annual Meeting. Each of such Class II Directors is a nominee for election. The nominees for Class II Directors are Messrs. John J. Conefry, Jr., Leonard J. Elmore and Ms. Jan L. Murley, whose terms expire at the 2007 Annual Meeting. The Class I Directors are Messrs. Lawrence Calcano, James Cannavino and Jeffrey C. Walker, each of whose term expires at the 2009 Annual Meeting. The Class III Directors are Messrs. James F. McCann and Christopher G. McCann, each of whose term expires at the 2008 Annual Meeting. At each Annual Meeting, the successors to the Directors whose terms have expired are elected to serve from the time of their election and qualification until the third Annual Meeting following the election or until a successor has been duly elected and qualified. The Company's Third Amended and Restated Certificate of Incorporation authorizes the removal of Directors under certain circumstances.

     The affirmative vote of a plurality of the Company's outstanding Common Stock present in person or by proxy at the Annual Meeting is required to elect the nominees for Directors.

Information Regarding Nominees for Election as Directors (Class II Directors)

     The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the three nominees during the last five years has been furnished to the Company by such nominee.

     John J. Conefry, Jr., age 63, has been a Director of the Company since October 2002. Mr. Conefry is Vice Chairman of the Board of Directors of Astoria Financial Corporation and its wholly-owned subsidiary, Astoria Federal Savings since September 1998. He formerly served as the Chairman of the Board and CEO of Long Island Bancorp and The Long Island Savings Bank from September 1993 until September 1998. Prior thereto, Mr. Conefry was a Senior Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc., where he served in various capacities, including, Chief Financial Officer. Mr. Conefry was a partner in the public accounting firm of Deloitte & Touche, LLP (formerly, Deloitte Haskins & Sells). Mr. Conefry serves as a member of the Board of Trustees at Hofstra University, and on the boards of St. Vincent's Services and Wheel Chair Charities, Inc., among others.

     Leonard J. Elmore, age 55, has been a Director of the Company since October 2002. Mr. Elmore is currently Senior Counsel with the law firm of Dewey & LeBoeuf in its New York City headquarters. Prior to his appointment with Dewey & LeBoeuf, Mr. Elmore served as the President of Test University, a leading provider of internet delivered learning solutions for pre-college students. Mr. Elmore continues to fulfill his commitment to public service as a Trustee on the University of Maryland Board of Trustees, and a Commissioner on the John and James L. Knight Foundation's Knight Commission on Intercollegiate Athletics.

     Jan L. Murley, age 56, has been a Director of the Company since February 2007. Ms. Murley has served as a consultant to Kohlberg Kravis Roberts & Co.
(KKR) (a private equity firm) since November 2006. From October 2003 to July 2006, Ms. Murley was Chief Executive Officer and a Director of The Boyds
Collection, Ltd. (a publicly traded designer and manufacturer of gifts and collectibles), which was majority-owned by KKR. Boyds filed for bankruptcy under Chapter 11 of the US Bankruptcy Code in October 2005 and emerged from Chapter 11 in June 2006 as a private company). Prior to that, she was group Vice President
- Marketing of Hallmark Cards, Inc. (a publisher of greeting cards and related gifts) from 1999 to 2002. Previously, Ms. Murley was employed by Procter & Gamble for more than 20 years, with her last position being Vice President for skin care and personal cleansing products. Ms. Murley has been a Director of The Clorox Company since November 2001 and serves as a member of its Audit and Nominating and Governance Committees.

       THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. CONEFRY, ELMORE AND MS. MURLEY AS CLASS II DIRECTORS TO SERVE IN SUCH
                    CAPACITY UNTIL THE 2010 ANNUAL MEETING.

     Information Regarding Directors Who Are Not Nominees for Election at this Annual Meeting

     The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of each Director who is not a nominee for election at this Annual Meeting has been furnished to the Company by such Director.

     James F. McCann, age 56, has served as the Company's Chairman of the Board and Chief Executive Officer since inception. Mr. McCann has been in the floral industry since 1976 when he began a retail chain of flower shops in the New York metropolitan area. Mr. McCann is a member of the Board of Directors of Lottomatica and Willis Holdings Group. James F. McCann is the brother of Christopher G. McCann, a Director and the President of the Company.

     Christopher G. McCann, age 46, has been the Company's President since September 2000 and prior to that had served as the Company's Senior Vice President. Mr. McCann has been a Director of the Company since inception. Mr. McCann serves on the Board of Directors of Bluefly, Inc., and is a member of the Board of Trustees of Marist College. Christopher G. McCann is the brother of James F. McCann, the Company's Chairman of the Board and Chief Executive Officer.

     Jeffrey C. Walker, age 52, has been a Director of the Company since February 1995. Mr. Walker has served as the Chairman of CCMP Capital Advisors, LLC since August 2006. Prior thereto and since 1988 he was the Managing Partner of JPMorgan Partners, the private equity group of J.P. Morgan Chase & Co. and a General Partner thereof since 1984. He was also a Vice Chairman of J.P. Morgan Chase & Co. Mr. Walker is a Director of several private companies.

     James Cannavino, age 63, has been a Director of the Company since June 2007. Mr. Cannavino has been Chairman of the Board of Direct Insite since 2000 and was appointed Chief Executive Officer in December 2002. Direct Insite is a global provider of financial supply chain automation across procure-to-pay and order-to cash business processes. From September 1997 through April 2000, he was elected non-executive Chairman of Softworks, Inc. (a wholly owned subsidiary of Direct Insite, formerly Computer Concepts), which went public and was later sold to EMC. Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of CyberSafe, Inc., a company specializing in network security. Prior to Cybersafe, Mr. Cannavino was hired as President and Chief Operating Officer of Perot Systems Corporation. In 1996 he was elected to serve as Chief Executive Officer through July 1997. During his tenure at Perot, he was responsible for all the day-to-day global operations of the company, as well as for strategy and organization. Prior to Perot Systems, Mr. Cannavino served as a Senior Vice President at IBM, where he was responsible for corporate strategy and development. Mr. Cannavino's career spanned thirty years at IBM beginning in 1963. Mr. Cannavino led IBM's restructuring of its $7 billion PC business to form the IBM PC Company. He also served on the IBM Corporate Executive Committee and Worldwide Management Council, and on the board of IBM's integrated services and solutions company. He also was a board member for three IBM joint-venture companies, including Prodigy Services, Inc.; Digital Domain, Inc.; and New Leaf Entertainment. Mr. Cannavino presently serves on the Boards of the National Center for Missing and Exploited Children and The International Center for Missing and Exploited Children. He is the immediate past Chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on that board.

     Lawrence Calcano, age 44, has been a Director of the Company since December 2007. Mr. Calcano, is the founder of Calcano Capital Advisors, an advisory and investment firm focusing on the broad technology industry. Prior to that, Mr. Calcano was the co-head of the Technology Group of the Investment Banking Division of Goldman, Sachs & Co. Mr. Calcano has deep domain knowledge and deal experience across all of the sub-sectors of technology, including software, the internet, communications equipment, service and semiconductors, having worked on many transactions within all of these sectors. Mr. Calcano was previously a Director of the Company from July 1999 to December 2003.

Information about the Board and its Committees

     Each of our Directors,  other than Messrs.  James F. McCann and Christopher
G. McCann, qualifies as an "independent director" as defined under the published listing requirements of The NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent Director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and by the Company with regard to each Director's business and personal activities as they may relate to the Company and Company's management. In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as "independent" under special standards established by NASDAQ and the U.S. Securities and Exchange Commission (the "Commission") for members of audit committees.

                  The table below provides current membership and meeting information for each of the Board committees for Fiscal 2007.

---------------------------------------------------------------------------------------------------------------------
Directors                        Audit               Compensation         Nominating and        Secondary
---------                        Committee           Committee            Corporate             Compensation
                                 ---------           ------------         Governance            Committee
                                                                          Committee
                                                                          ---------------       --------------
James F. McCann                                                                                  X
Christopher G. McCann
Jeffrey C. Walker                                     X*
Lawrence Calcano.                 X                                        X
Jan L. Murley                     X                   X
John J. Conefry, Jr.              X*                  X                    X
Leonard J. Elmore                                                          X*
James Cannavino                                       X
Total Meetings in Fiscal 2007           6                    1                     7                    5
---------------------------------------------------------------------------------------------------------------------

  * Committee Chairperson

     Audit Committee

     The Audit Committee of the Board of Directors reports to the Board regarding the appointment of the Company's independent registered public accountants, the scope and results of its annual audits, compliance with accounting and financial policies and management's procedures and policies relative to the adequacy of internal accounting controls. The Company's Board of Directors adopted a written charter for the Audit Committee in January 2000, as amended in August 2003, which outlines the responsibilities of the Audit Committee. A current copy of the charter of the Audit Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website and is also attached to this Proxy as Annex A.

     Each member of the Audit Committee is "financially literate" as required by NASDAQ rules. The Audit Committee also includes at least one member, John J. Conefry, Jr. who was determined by the Board to meet the qualifications of an "audit committee financial expert" in accordance with Commission rules and to meet the qualifications of "financial sophistication" in accordance with NASDAQ rules. Stockholders should understand that these designations related to our Audit Committee members' experience and understanding with respect to certain accounting and auditing matters and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

     Compensation Committee

     The Compensation Committee of the Board of Directors establishes the Company's compensation philosophy and makes a final determination on all forms of compensation to be provided to the Company's Section 16 Executive Officers ("Executive Officers"), including base salary and the provisions of the Sharing Success Program under which annual cash incentive compensation may be awarded. In addition, the Compensation Committee administers the Company's 2003 Long Term Incentive and Share Award Plan ("2003 Plan") under which option grants, stock appreciation rights, restricted awards and performance awards may be made to Directors, officers, employees of, and consultants to, the Company and its subsidiaries, as well as, the Company's Long Term Incentive Plan ("LTIP") under which equity awards can be earned if the Company achieves its targeted financial performance over the three year period subsequent to the grant. See "Named Executive Officer Compensation-Compensation Discussion and Analysis-Sharing Succcess Program and Long-Term Incentive Equity Awards. "The Board of Directors has authorized a Secondary Committee of the Compensation Committee (the "Secondary Committee"), which consists of Mr. James F. McCann, to also review awards for all of the Company's employees, other than its Executive Officers. The Compensation Committee also makes recommendations to the Board of Directors regarding Director's compensation. The Company's Board of Directors adopted a written charter for the Compensation Committee in June 2003, which outlines the responsibilities of the Compensation Committee. A current copy of the charter of the Compensation Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is responsible for the oversight of the evaluation of the Board of Directors, including its size and composition; it reviews and reassesses the adequacy of corporate governance guidelines and practices and develops and recommends to the Board the Company's corporate governance guidelines and practices; and, in consultation with the Chief Executive Officer and other Executive Officers, identifies and evaluates individuals qualified to become Board members and recommends to the Board, Director nominees for election and re-election. The Company's Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee in June 2003, which outlines the responsibilities of the Committee. A current copy of the charter of the Nominating and Corporate Governance Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationships exist between the Board of Directors or the Compensation Committee and the Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee was an officer or employee of the Company at any time during Fiscal 2007.

Communication with Board of Directors

     The Nominating and Corporate Governance Committee, on behalf of the Board, reviews letters from stockholders concerning the Company's Annual Meeting of Stockholders and governance process and makes recommendations to the Board based on such communications. Stockholders can send communications to the Board and to the non-management Directors by mail in care of the Corporate Secretary at One Old Country Road, Suite 500, Carle Place, NY 11514: Attention: Gerard M. Gallagher, and should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate Director or Directors for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate Director or Directors will be available to any non-management Director who wishes to review it.

Attendance at Board Meetings

     During Fiscal 2007, the Board of Directors held four meetings and acted by unanimous written consent on one occasion. During Fiscal 2007, all Directors attended at least 75% of the meetings of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our Executive Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission and the Nasdaq Stock Market. Executive Officers, Directors, and greater than 10% stockholders are required by Commission regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

     Based solely on a review of the copies of such reports furnished to us, we believe that for Fiscal 2007, all Section 16(a) filing requirements applicable to our Executive Officers, Directors and greater than 10% stockholders have been satisfied.

Compensation of Directors

                                                                Fees Earned
                              Annual     Committee   Committee    or Paid     Stock   Option
                              Cash       Meeting     Chairman     in Cash     Awards  Awards
                              Retainer   Fees        Fees           (1)        (2)     (3)        Total
Director                        ($)        ($)         ($)          ($)        ($)     ($)         ($)

-------------------------------------------------------------------------------------------------------------

Lawrence Calcano (4)           12,500      13,000         0       25,500          0    26,090      51,590
James Cannavino (4)                 0       2,500         0        2,500          0         0       2,500
John J. Conefry, Jr.           12,500      24,500    10,000       47,000          0    26,090      73,090
Leonard J. Elmore              12,500      17,000     5,000       34,500          0    26,090      60,590
Jan L. Murley (4)                   0       7,500         0        7,500          0         0       7,500
Jeffrey C. Walker (5)          12,500      11,000     5,000       28,500     13,775         0      42,275

(1) Total Fees Earned or Paid in Cash combines the amounts in the three preceding columns.

(2) Reflects compensation expense for restricted stock awards (RSAs) recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under Statement of Financial Accounting Standards No. 123(R), (FAS 123R), for the year ended July 1, 2007. Each Director named above who chose to receive RSA's, received a grant on December 7, 2006, the date of the Company's Annual Meeting, of 2,500 RSAs with a grant date fair value under FAS 123R of $13,775, based on the closing price of our Common Stock on that date of $5.51. RSAs granted to members of the Company's Board of Directors immediately vested upon grant.

(3) Reflects compensation expense for stock option grants recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under FAS 123R, for the year ended July 1, 2007. Each Director named above who chose to receive stock options, received a grant on December 7, 2006, the date of the Company's Annual Meeting, of 10,000 options with a grant date fair value under FAS 123R of $26,090, based on the closing price of our Common stock on that date of $5.51. Options granted to members of the Company's Board of Directors immediately vested upon grant. As of the end of fiscal 2007:

          (a) Mr. Calcano has 10,000 option awards outstanding
          (b) Mr. Cannavino has 0 option awards outstanding
          (c) Mr. Conefry has 35,000 option awards outstanding
          (d) Mr. Elmore has 45,000 option awards outstanding
          (e) Ms. Murley has 0 option awards outstanding
          (f) Mr. Walker has 25,000 option awards outstanding and owns 2,500 fully vested restricted shares of the Company's Class A Common Stock, all of which are in the name of JP Morgan Partners (SBIC), LLC, Mr. Walker's former employer.

(4) Mr.  Calcano,  Mr.  Cannavino and Ms.  Murley were appointed to the Board of
Directors  on  December  7,  2006,   June  27,  2007,   and  February  8,  2007,
respectively.

(5) Mr. Walker's compensation includes cash compensation of $23,500, which was paid to JP Morgan Partners (SBIC), LLC, Mr. Walker's former employer and $5,000 of cash compensation paid to CCMP, Capital Advisors, LLC, his current employer, as well as $13,775 of RSA's, granted to JP Morgan Partners (SBIC), LLC, Mr. Walker's former employer.

     In fiscal 2007, non-employee members of the Company's Board of Directors received the following compensation:

            * An annual retainer of $12,500 paid to Board Members on the date of the Annual Meeting.
            * A  per meeting  fee (Board or  Committee) of $2,500  for  personal attendance and a per meeting fee (Board or Committee) of $1,000 for telephonic attendance, excluding Committee meetings held on the same day as a meeting of the full Board .
            * An annual retainer of $5,000 for each Board Committee Chairperson, except for the Audit Committee Chairperson who receives an annual retainer of $10,000. these retainers are paid on the date of the Annual Meeting
            * An  annual  award  of  10,000  options,  or, in lieu  thereof, the equivalent number of RSA's based upon a 4 to 1 ratio between options and RSA's. Such options and shares, which are granted on the date of the Annual Meeting, vest immediately.

     Compensation information on James F. McCann and Christopher G. McCann, who are Directors, as well as Executive Officers of the Company, is contained under the section titled "Executive Compensation and Other Information-Summary Compensation Table"

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following individuals were serving as Executive Officers of the Company on October 9, 2007:

Name                          Age     Position with the Company
----                          ---     -------------------------
James F. McCann.............  56      Chairman of the Board and Chief Executive
                                      Officer
Christopher G. McCann.......  46      Director and President
Monica L. Woo...............  51      President of Consumer Floral
Timothy J. Hopkins..........  53      President of Madison Brands
William E. Shea.............  48      Senior Vice President, Treasurer, Chief
                                      Financial Officer
Gerard M. Gallagher.........  54      Senior Vice President of Business Affairs,
                                      General Counsel, Corporate Secretary
Stephen J. Bozzo............  52      Senior Vice President and Chief
                                      Information Officer
David Taiclet...............  44      Chief Executive Officer, Fannie May
                                      Confections Brands, Inc.

Information Concerning Executive Officers Who Are Not Directors

     Monica L. Woo has been President of 1-800-Flowers.com's Consumer Floral brand since July 2006 after having been the Company's Chief Marketing Officer, since joining the Company in January 2004. Prior to joining the Company, Ms. Woo had founded a successful consulting practice focusing on growth strategies for such multi-national clients as Deutsche Bank, Northwest Airlines and Campbell's Soup. Prior to that, Ms. Woo was the President of Bacardi Global Brands, Inc., of Bacardi Limited. Before holding this position, Ms. Woo had assumed a number of senior executive positions in the financial services and consumer packaged goods sectors, including the Global Marketing Director/SVP of Citibank On-line and the Citibank Private Bank, and the SVP, European Marketing Director of Diageo PLC. Ms. Woo graduated with an MBA from the Wharton School of the University of Pennsylvania and a BA from Mills College in Oakland, California.

     Timothy J. Hopkins has been President of the Madison Brands division since January 2007 and prior to that served as President of Specialty Brands since joining the Company in March 2005. Before joining the Company, Mr. Hopkins was Chief Executive Officer and Director of Sur La Table, Inc., a multi-channel upscale specialty retailer of gourmet culinary and serveware products. Prior to Sur La Table, Inc., Mr. Hopkins was President, Corporate Merchandising and Logistics Worldwide for BORDERS Group, Inc. Before this position Mr. Hopkins held other senior level positions in the multi-channel retailing sector.

     William E. Shea has been our Senior Vice President, Treasurer and Chief Financial Officer since September 2000. Before holding his current position, Mr. Shea was our Vice President of Finance and Corporate Controller after joining us in April 1996. From 1980 until joining us, Mr. Shea was a certified public accountant with Ernst & Young LLP.

     Gerard M. Gallagher has been our Senior Vice President of Business Affairs, General Counsel and Corporate Secretary since August 1999 and has been providing legal services to the Company since its inception. Mr. Gallagher is the founder and a managing partner in the law firm of Gallagher, Walker, Bianco and Plastaras, based in Mineola, New York, specializing in corporate, litigation and intellectual property matters since 1993. Mr. Gallagher is duly admitted to practice before the New York State Courts and the United States District Courts of both the Eastern District and Southern District of New York.

     Stephen J. Bozzo has been our Senior Vice President, Chief Information Officer since May 2007. Prior to joining the Company, Mr. Bozzo served as Chief Information Officer for the International Division of MetLife Insurance Company since 2001. Mr. Bozzo's business background includes senior executive positions at Bear Stearns Inc. as Managing Director Principle, AIG as Senior Vice President Telecommunications and Technical Services and Chase Manhattan Bank, where he was Senior Vice President Global Telecommunications.

     David Taiclet has been our Chief Executive Officer of Fannie May Confections Brands, Inc. since May 2006, upon our acquisition of the Company. Mr. Taiclet was a Co-Founder of Fannie May Confections Brands, Inc. (formerly Alpine Confections, Inc), a multi-brand and multi-channel retailer, manufacturer, and distributor of confectionery and specialty food products. Prior thereto, Mr. Taiclet spent four years in a variety of management positions, including the Strategy and Business Development Group of Cargill, Inc., an international marketer, processor and distributor of food, financial and industrial products. Mr. Taiclet also served four years of active duty in the U.S. Army, attaining the rank of Captain.

Compensation Discussion and Analysis
------------------------------------

Compensation Philosophy and Objectives
--------------------------------------

     This section discusses compensation to our Named Executive Officers, which consist of our Chief Executive Officer, our Chief Financial Officer and the three next most highly compensated Executive Officers of the Company as determined under the rules of the Commission (collectively, the "NEO's").

     The Compensation Committee believes that the compensation programs for its NEO's, as well as all of its Executive Officers, should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified Executive Officers through the competitive compensation packages it offers to such individuals.

     The fundamental policy of the Compensation Committee is to provide the Company's NEO's, as well as its Executive Officers, with competitive compensation opportunities based upon their contribution to the development and financial success of the Company. It is the Compensation Committee's philosophy that a significant portion of each NEO's and Executive Officer's compensation should be contingent upon the Company's financial performance. The Company also acknowledges the importance of attracting and retaining talented, motivated and success-oriented Executive Officers who share our overall corporate philosophy and will enable our Company to achieve its short and long-term goals.
Accordingly, the compensation package for each NEO and Executive Officer is comprised of three elements: (i) base salary; (ii) annual cash incentives and
(iii) long-term incentive equity awards.

                  Guiding Principles:

                          o Growth - To create an atmosphere that encourages superior growth and performance of the Company while also offering personal and professional growth.

                          o Teamwork - To encourage executives to work together effectively and efficiently so that Company goals can be fully realized.

                          o Innovation - To encourage and reward creativity and innovation, including the development of new ideas and business opportunities for the Company.

                          o Market Competitiveness - To offer a strong, comprehensive compensation package that will enable the Company to attract and retain qualified executive talent.

Setting Executive Compensation
------------------------------

     We compete for senior executive talent with many leading companies. In order to stay competitive in the marketplace, a critical component of which is the recruitment and retention of executive talent, we annually review the market competitiveness of our Executive Officer compensation programs. In connection with this review, the Compensation Committee has retained the services of Mercer (formerly Mercer Human Resource Consulting ("Mercer")) (see "Role of Compensation Consultant" below for further discussion of Mercer's role).

     When assessing the market competitiveness of our compensation programs, in addition to information provided by Mercer, we review third-party surveys and publicly available data relating to a specific group of companies. For our executive compensation comparisons, we consider peer companies. The peer companies include a broad range of companies in the internet retail, internet content and catalog/specialty retail sector. Members of the peer companies include: Overstock.com, Inc., Netflix, Inc., FTD Group, Inc., Drugstore.com, Inc., 1-800-Contacts, Inc., United Online, Inc., CNET Networks, Inc. William-Sonoma, Inc., Tiffany & Co., American Greetings, Inc., Cabela's, Inc., Sharper Image Corp., and The Yankee Candle, Inc. The Compensation Committee also reviews the Company's recent historical compensation practices for its executives, and considers recommendations from the Chief Executive Officer and President regarding the compensation of their direct reports, who include the other NEO's.

Elements of Compensation
------------------------

     The Compensation Committee believes that we can maximize the effectiveness of our compensation program by ensuring that all program elements are working in concert to motivate and reward performance. The elements of our executive compensation program are detailed below, together with the principal factors which the Compensation Committee considers in reviewing the components of each Executive Officer's compensation package. In general, for each compensation element, these factors include: the key role each Executive Officer performs for the Company; the benefit to the Company in assuring the retention of his or her services; the performance of the Company during the past fiscal year; the competitive market conditions for executive compensation; the executive's prior year compensation; and the objective evaluation of the Executive Officer's performance. The Compensation Committee may also, however, in its discretion apply other factors with respect to executive compensation. We believe that our executive compensation program effectively strengthens the mutuality of interests between the Executive Officers and the Company's stockholders, which results in greater Company performance.

     Base Salary. The Compensation Committee views base salary as the assured element of compensation that permits income predictability. Subject to existing employment agreements and employment offer letters, our objective is to set base salary levels at the competitive norm. However, individual salaries may be above or below the competitive norm to reflect the strategic role, experience, proficiency and performance of the executive. Incumbents who have been in their positions for a longer period of time, and whose performance is superior, may be paid above the competitive norm. The primary exception to this general rule will be in the case of seasoned executives with strategic value who are newly hired into the Company. In these situations, it may be necessary to pay above the competitive norm in order to attract the best candidates to the Company.

     The minimum base salaries for Messrs. J. McCann, C. McCann, Hopkins and Ms. Woo are primarily prescribed in their employment agreements or employment offer letters, as the case may be (see below for description of the employment agreements and employment offer letters in the "Narrative Disclosure to Summary Compensation Table-Grants of Plan-Based Awards-Employment Agreements and Employment Offer Letters"). Annual base salary increases for the NEO's and other Executive Officers are determined on the basis of the employment agreements (for Messrs. J. McCann, and C. McCann), as well as the following factors: the performance of the executive versus job responsibilities; the relationship between current salary and the range for the executive's level, ranges having been set based on the competitive norm in the industry; the average size of salary increase based upon the Company's financial performance; and whether the responsibilities or criticality of the position of the incumbents have been changed during the preceding year. The weight given to each of these factors may differ from individual to individual as the Compensation Committee deems appropriate. Increases for Fiscal 2007 for Messrs. J. McCann, C. McCann, Hopkins, Shea and Ms. Woo were 0%, 9.4%, 4.7%, 2.0% and 0%, respectively.

     Annual Cash Incentive. Annual cash incentive compensation plays a significant role in the Company's overall compensation package for its Executive Officers. The annual cash incentive for the NEO's is based upon the Company's financial performance and, in the case of Ms. Woo and Mr. Hopkins also included brand specific financial performance as well as leadership development goals for Fiscal 2007. This balance supports the accomplishment of the Company's overall financial objectives and rewards the individual contributions of our NEO's. Annual incentive programs for Executive Officers support the following Company objectives:

     o Communication of important goals through performance targets that are aligned with business strategies.

     o Motivation for the entire management team to work together toward a common set of goals.

     o     Reward executives on the basis of results achieved.

     o Deliver annual incentive opportunities and payments through a structured, performance driven, objective mechanism.

     o Deliver a competitive level of compensation that is fully competitive with industry practice.

     NEO's are eligible to receive annual cash incentive awards under the Company's Sharing Success Program.

     Sharing Success Program. The Sharing Success Program is intended to cover management positions, including the NEO's. Each eligible plan participant is assigned a target award (expressed as a percentage of base salary) which represents the level of cash incentive payment the participant can expect to earn in the event all performance measures are achieved at 100% during the ensuing fiscal year. For Fiscal 2007, the target award for Messrs. J. McCann, C. McCann, Hopkins, Shea and Ms. Woo were 75%, 50%, 50%, 40% and 45%, respectively, of their annual base salary for Fiscal 2007.

     For each fiscal year, specific performance measures and goals are established by the Compensation Committee that reflect the key strategic and business goals established by the business plan for that year. EBITDA as used for purposes of the Sharing Success Program and the Long Term Incentive Plan ("LTIP") is defined as net income before interest, taxes, depreciation, amortization and stock based compensation expense ("Plan EBITDA"). For Fiscal 2007, in the case of Messrs. J. McCann, C. McCann and Shea, the growth of Company-wide revenue (25%), Company-wide Plan EBITDA growth (60%) and maintaining non-marketing operating expenses at targeted levels (15%), were the performance measures selected for their annual cash incentive awards. For Mr. Hopkins and Ms. Woo, their respective performance measures were the aggregate of
(i) brand-specific revenue and brand-specific Plan EBITDA growth (50%), (ii) the growth of Company-wide revenue, Company-wide Plan EBITDA growth and maintaining non-marketing operating expenses at targeted levels (25%) and (iii) the achievement of personal leadership development goals (25%).

     When Company-wide and/or brand-specific performance measures exceed or fall below expectations, actual awards are proportionately increased or decreased from target; however, participants may earn no Company-wide or brand-specific bonus if such threshold performance measures are not met (defined as achievement of 70% of performance measures, resulting in a 50% pay-out of target) and no participant may be paid an incentive award under the Sharing Success Program in excess of maximum (defined as achievement of 135% of performance measures, resulting in a 200% pay-out of target). In addition, all participants must be actively employed at the time of payment in order to qualify for the award.

     For Fiscal 2007, Company-wide performance measures, which included anticipated contributions from the Fannie May Confections Brands business acquired in May 2006, were as follows: Company-wide revenue growth in a range of 16.5% to 31.9%, Company-wide Plan EBITDA growth in a range of 89% to 171% and attaining a non-marketing expense ratio to total revenue of 22.1%. Pertaining to Ms. Woo, brand-specific performance measures for Fiscal 2007 were as follows:
1-800-Flowers.com's Consumer Floral brand revenue and its Plan EBITDA growth in a range of 6.5% to 12.5% and 19% to 36.5% respectively, and attaining a non-marketing expense ratio to 1-800-Flowers.com's Consumer Floral brand revenues of 13.2%. For Mr. Hopkins, Madison Brands (Home and Children's Group) revenue and its Plan EBITDA growth in a range of 12% to 23% and 95% to 189% respectively, and attaining a non-marketing expense ratio to Madison Brands revenue of 14.3%. The threshold performance measures are intended to be reasonable and attainable while performance measures above the threshold are intended as stretch goals.

     The Compensation Committee has the authority to review extraordinary events that impact the Company's performance and may adjust the calculation of an award by taking into account the effect of any such extraordinary events. The Compensation Committee also retains the discretionary authority to award "special bonus compensation" to Executive Officers who have, in the opinion of the Compensation Committee, significantly contributed to the performance of the Company. However, the Compensation Committee did not exercise such discretion in determining Fiscal 2007 annual cash incentive awards for the NEO's.

     In Fiscal 2007, the Compensation Committee awarded Messrs. J. McCann, C. McCann and Shea 75% of their target awards discussed above, based upon the level of achievement of the Company-wide performance measures in Fiscal 2007. For Fiscal 2007, Mr. Hopkins' brand-specific performance measures did not reach threshold, however since he achieved his personal leadership development goals and earned 75% of the Company wide performance measures, the Compensation
Committee awarded Mr. Hopkins 44% of his target award. Ms. Woo exceeded her brand-specific performance measures, achieved her personal leadership development goals and earned 75% of the Company-wide performance measures, and therefore the Compensation Committee awarded Ms. Woo 100% of her target award. See the column under "Summary Compensation Table-Non-Equity Incentive Plan Compensation."

     For Fiscal 2008, the target award for Messrs. J. McCann, C. McCann, Hopkins, Shea and Ms. Woo are 75%, 50%, 50%, 45% and 50%, respectively. The target awards for Mr. Shea and Ms. Woo were increased from Fiscal 2007 to Fiscal 2008 in recognition of their performance in Fiscal 2007.

     For Fiscal 2008, the Compensation Committee determined to use the growth of Company-wide revenue (25%) and Company-wide Plan EBITDA growth (75%) as the performance measures for Messrs. J. McCann, C. McCann and Shea and to use those Company-wide performance measures (25%), along with growth of the 1-800-Flowers.com's Consumer Floral brand revenue and its Plan EBITDA growth (75%) as the performance measures for Ms. Woo. In addition for Fiscal 2008, the Compensation Committee determined to use those Company-wide measures (25%), along with growth of the Madison Brands (Home and Children's Group) revenue and its Plan EBITDA growth performance (75%) as the performance measures for Mr. Hopkins. The Compensation Committee adjusted the performance measures for Fiscal 2008, to place a greater emphasis on the profitability of the Company.

     For Fiscal 2008, Company-wide performance measures are as follows: revenue growth in a range of 6.1% to 11.7% and Company-wide Plan EBITDA growth in a range of 21.4% to 41.3%. Brand-specific performance measures for Fiscal 2008 are as follows: 1-800-Flowers.com's Consumer Floral brand revenue growth in a range of 6.3% to 12.1% and its Plan EBITDA growth in a range of 8.0 to 15.5%; Madison Brands (Home and Children's Group) revenue growth in a range of 1.6% to 3.0% and its Plan EBITDA growth in a range of 525.1% to 1,012.6% . The threshold performance measures are intended to be reasonable and attainable while performance measures above the threshold are intended as stretch goals.

     Long-Term Incentive Equity Awards. In order to structure a long term incentive program for the Company's Executive Officers that would tie a significant portion of their compensation to the profitability of the Company, the Compensation Committee consulted with Mercer to evaluate its long term incentive programs. The Company's past practice had been to grant stock options or restricted stock, which vest over time, as long-term incentive equity awards to its Executive Officers. After a review of peer companies and an analysis of various long term incentive plans, the Compensation Committee, in consultation with Mercer, made a determination to award long-term incentive equity awards through grants of performance shares. In order to drive improved profitability of the Company, the Compensation Committee determined to align a significant portion of an Executive Officer's compensation with the stockholders' interests and determined that performance shares are more incentive based. All award grants are designed to align the interests of each Executive Officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

     The grant of an award is set at a level intended to create a meaningful incentive based in part on the Executive Officer's and NEO's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual's personal performance in recent periods. The Compensation Committee also takes into account the number of awards held by the Executive Officer in order to maintain an appropriate level of incentive for that individual. The Compensation Committee has the authority to review extraordinary events that impact on the Company's performance and may adjust the calculation of an award by taking into account the effect of any such extraordinary events.

     The NEO's were granted a target number of performance shares in Fiscal 2007 under our LTIP. The number of shares granted in Fiscal 2007 for Messrs. J. McCann, C. McCann, Hopkins, Shea and Ms. Woo were 177,677, 179,724, 50,228, 31,413, and 51,253, respectively. These share awards are earned if the Company achieves its targeted financial performance over the three year period subsequent to the grant. The number of shares actually earned will be based on actual cumulative performance results over the three year period against the below mentioned pre-established financial measures. However, for the inaugural cycle of the LTIP (Fiscal 2007 through Fiscal 2009), upon completion of the second year, participants in the LTIP will receive one-third of the shares projected to be earned by the end of the three-year performance cycle, with the balance issued at the end of the performance cycle. For Fiscal 2007, the Compensation Committee selected Company-wide Plan EBITDA as the basis for its performance measure. For Fiscal 2007 grants to the NEO's, the Compensation Committee established a range of a three year cumulative Company-wide Plan EBITDA of $176 million to $248 million. The LTIP provides for a range of award payouts (from 50% (threshold) to 150% (maximum)of target shares) that are directly related to the percentage of the financial performance measure achieved. For Fiscal 2007, the Company achieved 100% of its pre-established financial measure. For Fiscal 2008, the Compensation Committee has also selected Company-wide Plan EBITDA as the basis for its performance measure (Fiscal 2008 through Fiscal 2010). For Fiscal 2008 grants to the NEO's, the Compensation Committee established a range of a three year cumulative Company-wide Plan EBITDA of $205 million to $289 million. The threshold performance measures are intended to be reasonable and attainable while performance measures above the threshold are intended as stretch goals.

Executive Benefits
------------------

     The Company's NEO's are eligible for the same level and offering of benefits made available to other employees, including our 401(k) Profit Sharing Plan (which includes a discretionary annual Company contribution), health care plan and other welfare benefit programs. We do not currently maintain any qualified or nonqualified defined benefit pension plans or nonqualified deferred compensation plans for our NEO's.

Perquisites
-----------

     We do not routinely provide any significant perquisites to our NEO's. Except for Chris McCann's perquisite which is disclosed in the Summary Compensation Table, the value of perquisites to each other NEO in Fiscal 2007 did not exceed $10,000.

Severance/Change of Control
---------------------------

     We do not maintain any severance or change of control plans or agreements. However, pursuant to the terms of employment agreements, employment offer letters and incentive plans, certain NEO's are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control. See "Potential Payments upon Termination and Change in Control" below.

Management's Role in Setting Executive Compensation
---------------------------------------------------

     Although the Compensation Committee of the Board of Directors establishes the Company's compensation philosophy and makes the final determinations on all compensation paid to our Executive Officers, the Chief Executive Officer and President work closely with the Vice President of Human Resources to develop compensation programs and policies and make recommendations (often in consultation with Mercer) regarding annual adjustments to the Executive Officers' salaries and incentive award opportunities (other than their own compensation).

Role of Compensation Consultant
-------------------------------

     The Compensation Committee has retained the services of Mercer to provide specialized information and targeted research to assist us in the development of compensation and retention strategies. Mercer provides general assistance to the Compensation Committee and does not perform any other services for the Company. In Fiscal 2007, Mercer was retained by the Compensation Committee to review its annual and long-term incentive programs and to also assess the total competitive compensation levels for Messrs. J. McCann and C. McCann in relation to the then current market conditions. As part of its services, Mercer advised the Compensation Committee on the development of its LTIP in Fiscal 2007.

Compensation Deductibility Policy
---------------------------------

     A federal income tax deduction will generally be available for annual compensation in excess of $1 million paid to the Chief Executive Officer and the four other most highly compensated executive officers of a public corporation only if such compensation is "performance-based" and complies with certain other tax law requirements. Although our policy is to maximize the deductibility of all executive compensation, the Compensation Committee retains the discretion to award compensation that is not deductible under Section 162(m) of the Code when it is in the best interests of the Company to do so.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in the Company's filings pursuant to the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such filings.

                                                     Compensation Committee

                                                     Jeffrey Walker, Chairman

                                                     John J. Conefry, Jr.

                                                     Jan L. Murley

                                                     James Cannavino


Notwithstanding any Commission filing by the Company that includes or incorporates by reference other Commission filings in their entirety, this Compensation Committee Report shall not be deemed to be "filed" with the Commission except as specifically provided otherwise therein.

Summary Compensation Table

     Set forth below is summary compensation information for each person who was
(1) at any time during fiscal 2007 our Chief Executive Officer or Chief Financial Officer and (2) at July 1, 2007, one of our three most highly compensated Executive Officers, other than the Chief Executive Officer and the Chief Financial Officer.

Summary Compensation Table

The following table sets forth summary information concerning the compensation awarded to, paid to or earned by each of the NEO's for the fiscal year ended July 1, 2007.



                                                                              Non-Equity
                                                   Stock        Option       Incentive Plan       All Other
Name and Principal                   Salary      Awards (2)    Awards (3)    Compensation (4)  Compensation (5)      Total
Position (1)              Year        ($)           ($)            ($)           ($)                ($)               ($)
--------------------   -----------  ---------   ------------  ------------  ----------------  ------------------  ----------------


James F. McCann          2007        975,000       366,552      282,136           548,438                750          2,172,876
Chairman of the
Board and Chief
Executive Officer


William E. Shea          2007        289,990        87,549       79,202            87,095                750            544,586
Senior Vice
President,
Treasurer,
and Chief
Financial Officer


Christopher G.
McCann                   2007        615,570       345,195      505,035           232,056             11,993          1,709,849
Director and
President


Monica L. Woo            2007        375,000       112,232       50,804           168,750                750            707,536
President of
Consumer Floral


Timothy J. Hopkins       2007        366,490       115,617      163,601            80,391                  -            726,099
President of
Madison Brands

----------------------------

(1) The titles included in this column are as of July 1, 2007. During Fiscal 2007, Mr. Hopkins was President of Specialty Brands, until January 2007 when he became President of Madison Brands.

(2) Stock Awards include compensation expense for restricted stock awards recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under SFAS 123R, for the year ended July 1, 2007. These award fair values have been determined based on the assumptions set forth in Note 11, "Stock Based Compensation", in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2007. Additional information about the awards reflected in this column is set forth in the footnotes to "Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year- End" tables below.

(3) Option Awards include compensation expense for outstanding stock option awards recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under SFAS 123R, for the year ended July 1, 2007. These award fair values have been determined based on the assumptions set forth in Note 11, "Stock Based Compensation", in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2007. Additional information about the awards reflected in this column is set forth in the footnotes to "Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End" tables below.

(4) Non-Equity Incentive Plan Compensation represents cash bonuses described under "Compensation Discussion and Analysis-Elements of Compensation-Annual Cash Incentive". These annual cash bonuses were paid during the first quarter of fiscal 2008 for performance related to, and recorded as compensation expense during, Fiscal 2007.

(5) Other annual compensation in the form of perquisites and other personal benefits consist of the Company's contribution to a Qualified 401(K) Plan ($750), except with respect to Mr. Christopher McCann, whose compensation also consists of the personal use of a Company car ($11,243), which is calculated by allocating the costs of operating the car between personal and business use. The cost of operating the car is allocated to personal use on the basis of miles driven for personal use to total miles driven.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our NEO's for the fiscal year ended July 1, 2007. The compensation plans under which the grants in the following table were made are described in the Compensation Discussion and Analysis section above.



                        Estimated Future Payouts     Estimated Future Payouts      Grant Date
                       Under Non-Equity Incentive    Under Equity Incentive        Fair Value
                            Plan Awards (1)              Plan Awards (2)            Of Stock
                       ----------------------------- -------------------------     and Option
             Grant     Threshold   Target  Maximum   Threshold  Target Maximum     Awards (3)
Name         Date         ($)       ($)     ($)        (#)       (#)    (#)           ($)
----------   --------- ---------- -------- --------- --------- ------- -------------------------------------------------------------

James F.                365,625   731,250  1,462,500
McCann       9/22/2006                                 88,838  177,677  266,515     915,037
Chairman
of the
Board and
Chief
Executive
Officer

William E.               58,064   116,127    232,254
Shea         9/22/2006                                 15,706   31,413   47,119      161,777
Senior Vice
President,
Treasurer,
and Chief
Fianancial
Officer

Christopher             154,704   309,408    618,816
G. McCann    9/22/2006                                 89,862  179,724  269,587      925,579
Director
and
President

Monica L.                63,281   168,750    295,313
Woo          9/22/2006                                 25,626   51,253   76,879      263,953
President
of Consumer
Floral

Timothy J.               68,906   183,750    321,563
Hopkins      9/22/2006                                 25,114   50,228   75,342      258,674
President
of Madison
Brands

----------------------
(1) Amounts shown represent the threshold, target and maximum payout under non-equity incentive programs for Fiscal 2007. For Messrs. J. McCann,
          C. McCann and Shea, the growth of Company-wide revenue and Company-wide Plan EBITDA, and maintaining non-marketing operating expenses at targeted levels were the performance measures selected for their annual cash incentive awards. For Ms. Woo and Mr. Hopkins, their respective performance measures were the aggregate of: (i) brand-
          specific revenue growth, brand-specific Plan EBITDA growth, and maintaining brand-specific non-marketing operating expenses at targeted levels, (ii) the growth of Company-wide revenue and Company-wide Plan EBITDA growth and maintaining non-marketing operating expenses at targeted levels, and (iii) the achievement of personal leadership development goals. The threshold for Company-wide non-equity incentive plan performance measures, is at achievement of 70% of Company-wide and, where applicable, brand-specific measures, at which level there is a payout of 50% of the individual's target. (If performance falls below the threshold level of achievement of 70% of the Company-wide and, where applicable, brand-specific measures, no participant may earn any Company-wide or brand-specific bonus. Upon achievement of 100% of the Company-wide and, where applicable, brand-specific non-equity incentive plan performance measures, there is a payout of 100% of the individual's Company-wide or brand specific target. Upon achievement of 135% of Company-wide and, where applicable, brand-specific non-equity incentive plan performance measures, there is a maximum payout of 200% of the individual's Company-wide or brand specific target. The threshold level of performance under Ms. Woo's and Mr. Hopkins' leadership development goals is 0%, while the target and maximum which can be earned under the leadership development component is 100% of target. These non-equity incentive awards represent cash bonuses under the Company's "Sharing Success Program" which is described under "Compensation Discussion and Analysis-Elements of Compensation-Annual Cash
          Incentive." These cash bonuses were paid during the first quarter of fiscal year 2008. The actual amounts awarded are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(2) Amounts shown under the target column represent the number of performance shares that have been granted in Fiscal 2007 under the Company's LTIP (see Compensation Discussion and Analysis - Long-Term Incentive Equity Awards). The awards are earned if the Company achieves its targeted financial performance over the three-year period (Fiscal 2007 - Fiscal 2009) subsequent to the grant date. Actual shares earned can range from 0-150% of the target amount. The "threshold" number is 50% of the shares granted, the "target" number is 100% of the shares granted and the "maximum" number is 150% of the shares granted. The "threshold" number of shares represents the minimum number of units other than zero, that would be earned if any threshold level of performance is achieved. If the threshold level of performance is not achieved, no performance shares would be earned. As the performance period has not ended, no shares have been earned to date. See "Compensation Discussion and Analysis-Long-Term Incentive Equity Awards".

(3) Amounts shown represent the fair value of the awards in accordance with SFAS 123R, and is based on an estimate that 100% of the target number of shares will be earned. The number of estimated shares to be earned was then multiplied by $5.15 which was the closing price of the Common Stock on the grant date.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements and Employment Offer Letters

     Mr. James F. McCann's employment agreement became effective as of July 1, 1999. The agreement provides for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. J. McCann provides at least 180 days notice that such term will not be further extended. Under the terms of the employment agreement, Mr. J. McCann is entitled to a minimum annual salary of $1,000,000, with annual 10% increases during the term. However, the Compensation Committee had recommended that Mr. J. McCann receive, and Mr. J. McCann accepted, a base salary of $975,000 for Fiscal 2007 in order to enable the Company to comply with
Section 162(m) of the IRS Code of 1986 ("Section 162(m)") as amended, which was enacted into law in 1993. Mr. J. McCann is eligible to participate in the Company's stock incentive plans, as well as other bonus, incentive or benefits plans, and is provided medical, health and dental insurance coverage for himself and his dependents.

     Mr. Christopher G. McCann's employment agreement became effective as of July 1, 1999. The agreement provides for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. C. McCann provides at least 180 days notice that such term will not be further extended. Under the terms of the employment agreement, Mr. C. McCann is entitled to a minimum annual salary of $250,000, with annual 10% increases during the term. Mr. C. McCann's annual salary for Fiscal 2007 was $615,570. Mr. C. McCann is eligible to participate in the Company's stock incentive plans, as well as other bonus, incentive or benefits plans, and is provided medical, health and dental insurance coverage for himself and his dependents.

     Under their employment agreements, Messrs. J. McCann and C. McCann are each restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for good cause. Each of these executives is also bound by confidentiality provisions, which prohibit the executive from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

     The terms of Monica L. Woo's "at will" employment are detailed in an offer letter dated November 25, 2003. Under the terms of the offer letter, Ms. Woo is entitled to an annual salary of $350,000, such salary to be reviewed annually for merit increases. For Fiscal 2007, Ms. Woo's annual base salary was $375,000. Ms. Woo is eligible to participate in the Company's stock incentive and bonus plans, as well as the Company's benefit plans including medical, dental, life insurance, disability and 401(k). Ms. Woo also is a party to a Confidentiality and Non-Compete Agreement, which provides for a one year post-termination non-compete period.

     The terms of Timothy J. Hopkin's "at will" employment are detailed in an offer letter dated February 9, 2005. Under the terms of the offer letter, Mr, Hopkins is entitled to an annual salary of $350,000, such salary to be reviewed annually for merit increases. For Fiscal 2007, Mr. Hopkin's annual base salary was $362,115. Mr. Hopkins is eligible to participate in the Company's stock incentive and bonus plans, as well as the Company's benefit plans including medical, dental, life insurance, disability and 401(k). Mr. Hopkins also is a party to a Confidentiality and Non-Compete Agreement, which provides for a post-termination non-compete for the longer of (i) one year following Mr. Hopkin's cessation of employment with the Company or (ii) the period of one year following the last payment of any severance compensation pay-out to Mr. Hopkins.

Long Term Incentive Plan

     For a description of our LTIP, please see the "Compensation, Discussion and Analysis-Long Term Incentive Equity Awards" section above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at July 1, 2007 granted to each of the Company's Named Executive Officers.

                                       Option Awards                                         Stock Awards
                   -------------------------------------------------   -------------------------------------------------------------
                                                                                                                    Equity Incentive
                                                                                                   Equity Incentive Plan Awards:
                                                                                                   Plan Awards      Market or
                                                                                                   Number of        Payout
                    Number of   Number of                                Number of   Market Value  Unearned         Value of
                    Securities  Securities                               Shares or   of Shares or  Shares, Units,   Unearned
                    Underlying  Underlying                               Units of    Units of      or Other Rights  Shares, Units
         Option or  Unexercised Unexercised    Option                    Stock That  Stock That    Rights That      or Other Rights
           Award     Options     Options       Exercise   Option         Have Not    Have Not      Have Not         That Have
           Grant    Exercisable Unexercisable   Price    Expiration      Vested      Vested (1)    Vested           Not Vested (1)
Name       Date       (#)          (#)        ($/Option)    Date           (#)          ($)          (#)               ($)
------------------- ----------- ------------- ---------- -----------    ------------ ------------ ----------------  ----------------
                                  Stock Options                               Restricted Stock         Performance Awards

James F. 12/17/1999    39,810             0      12.44   12/17/2009 (2)
McCann     8/2/2001    82,730             0      11.58     8/2/2011 (2)
Chairman  1/11/2002   200,000             0      12.87    1/11/2012 (2)
of the    9/23/2002   200,000             0       6.42    9/23/2012 (3)
Board     3/24/2003    23,881         5,971       6.70    3/24/2013 (2)
and Chief 3/24/2003   145,073        25,075       6.70    3/24/2013 (2)
Executive 12/2/2004    20,000        30,000       8.45    12/2/2014 (2)
Officer   12/2/2004                                                       16,500 (3)   155,595
         10/13/2005         0        50,000       6.52   10/13/2015 (2)
         10/13/2005                                                       16,500 (3)   155,595
          9/22/2006                                                                                   177,677 (7)        1,675,494


William    8/2/1999      25,000           0      21.00     8/2/2009 (6)
E. Shea  12/17/1999      19,000           0      12.44   12/17/2009 (2)
Senior    4/20/2000      92,000           0       4.50    4/20/2010 (2)
VP,       12/6/2000      50,800           0       3.65    12/6/2010 (2)
Treasurer, 8/2/2001      12,100           0      11.58     8/2/2011 (2)
and Chief 1/11/2002      21,800           0      12.87    1/11/2012 (2)
Financial 9/23/2002       9,840       2,460       6.42    9/23/2012 (2)
Officer   9/23/2002     100,000           0       6.42    9/23/2012 (3)
          3/24/2003      12,000       3,000       6.70    3/24/2013 (2)
          12/2/2004      10,000      15,000       8.45    12/2/2014 (2)
          12/2/2004                                                        8,250 (3)    77,798
         10/13/2005           0      25,000       6.52   10/13/2015 (2)
         10/13/2005                                                        8,250 (3)    77,798
          9/22/2006                                                                                    31,413 (7)          296,225

Christ-    7/1/1998     243,575           0       2.00     7/1/2008 (6)
opher G.   7/7/1999     190,462           0      21.00     7/7/2009 (6)
McCann   12/17/1999      20,400           0      12.44   12/17/2009 (2)
Director  4/20/2000     195,155           0       4.95    4/20/2010 (2)
and       12/6/2000     433,700           0       3.65    12/6/2010 (2)
President  8/2/2001      41,365           0      11.58     8/2/2011 (2)
          1/11/2002     250,000           0      12.87    1/11/2012 (2)
          9/23/2002      30,640       7,660       6.42    9/23/2012 (2)
          9/23/2002     250,000           0       6.42    9/23/2012 (3)
          3/24/2003     208,954      41,046       6.70    3/24/2013 (2)
          12/2/2004      15,000      22,500       8.45    12/2/2014 (2)
          12/2/2004                                                       12,375 (3)   116,696
         10/13/2005           0     300,000       6.52   10/13/2015 (2)
          9/22/2006                                                                                   179,724 (7)        1,694,797

Monica    1/15/2004      35,000           0      10.30    1/15/2014 (2)
L. Woo    1/15/2004      50,000           0      10.30    1/15/2014 (4)
President 12/2/2004       5,000       7,500       8.45    12/2/2014 (2)
of        12/2/2004                                                        4,125 (3)    38,899
Consumer 10/13/2005                  50,000       6.52   10/13/2015 (2)
Floral   10/13/2005                                                        5,000 (3)
          9/22/2006                                                          860 (5)     8,110
          9/22/2006                                                                                    51,253 (7)          483,316

Timothy J.3/14/2005      80,000     120,000       7.81    3/14/2015 (2)
Hopkins   3/14/2005                                                       12,500 (2)   117,875
President 9/22/2006                                                        1,274 (5)    12,014
of        9/22/2006                                                                                    50,228 (7)          473,650
Madison
Brands
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Market value is based on the closing price of 1-800-Flowers.com, Inc.'s Class A Common Stock of $9.43 on June 29, 2007.

     (2) Options become exercisable at a rate of 40% after the completion of two years of service following grant date, and 20% at the completion of each year of service thereafter.

     (3) Shares will vest after the completion of four years of service following grant date.

     (4) Options become exercisable after the completion of five years of service following grant date.

     (5) Shares will vest after the completion of one year of service following grant date.

     (6) Options become exercisable at a rate of 25% at the completion of each year of service.

     (7) Amounts shown represent the target number of performance shares that have been granted in Fiscal 2007 under the LTIP. The share awards are earned if the Company achieves its targeted financial performance over the three-year period (Fiscal 2007-Fiscal 2009) subsequent to the grant date. Actual shares earned can range from 0-150% of the target amount.(See Compensation Discussion and Analysis - Long Term Incentive Equity Awards).

Option Exercises and Stock Vested

The following table sets forth all stock option exercises and vesting of stock awards for each of the NEO's during Fiscal 2007, which ended on July 1, 2007.

                                                  Option Awards                          Stock Awards
                                      ------------------------------------   ----------------------------------------
                                      Number of Shares     Value Realized        Number of        Value Realized
                                        Acquired on             on             Shares Acquired          on
                                         Exercise           Exercise (1)         on Vesting          Vesting (2)
Name                                       (#)                 ($)                  (#)                  ($)
-----------------------               -----------------  -----------------   -----------------  ---------------------


James F. McCann                                   -                  -                    -                   -
Chairman of the Board
and Chief Executive
Officer


William E. Shea                              20,000            131,000                2,104              10,772
Senior Vice President,
Treasurer and Chief
Financial Officer


Christopher G. McCann                             -                  -                7,828              40,079
Director and President


Monica L. Woo                                     -                  -                2,964              15,176
President of Consumer
Floral


Timothy J. Hopkins                                -                  -                    -                   -
President of Madison
Brands

----- ------ ------

(1) The value realized on exercise equals the difference between the option exercise price and the market value of 1-800-Flowers.com, Inc.'s Class A Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2)       The  value   realized   on  vesting   equals   the  market   value  of
          1-800-Flowers.com, Inc.'s Class A Common Stock on the vesting date, multiplied by the number of shares that vested.

Pension Benefits

The Company does not maintain any defined benefit plans.

Nonqualified Deferred Compensation

The Company does not maintain any nonqualified deferred compensation plans.


Potential Payments Upon Termination and Change in Control
---------------------------------------------------------

Upon certain types of terminations of employment, not related to a change in control of the Company, severance benefits may be paid to the Named Executive Officers. With regard to Messrs. J. McCann, C. McCann and Hopkins and Ms. Woo, severance in certain situations is provided in their employment agreements or employment offer letters. See discussion below for further specifics on the terms of the NEO's termination agreements.

The following table sets forth the potential payments to our NEO's under existing agreements, plans or arrangements, for various scenarios involving a change in control or termination of employment, assuming a July 1, 2007 termination date and using the closing price of the Company's Class A Common Stock on June 29, 2007 ($9.43). The amounts shown do not include the Non-Equity Incentive Plan Awards which were earned as of July 1, 2007. The exact amount of payments and benefits that would be provided can only be determined at the actual time of the NEO's separation from the Company.

                                                       James F. McCann
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                           Termination
                                                                                          Without Cause/
                                                                                           Resignation
                                                                                             for Good              Death/
                                                                                            Reason (per           Voluntary
                                                                        Change of            Employment          Resignation/
Estimated Potential Payment or Benefit                                   Control             Agreement)         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (1)                                      7,375,000             7,375,000                    0
Intrinsic value of accelerated unvested stock options (2)                  259,656                     0                    0
Accelerated vesting of restricted shares (3)                               311,190                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                  1,675,494                     0                     0
Continuing health and welfare benefits for five years (5)                   59,940                59,940                     0
                                                                     -----------------  ------------------  ------------------------
        Total                                                            9,681,280             7,434,940                     0


                                                       William E. Shea
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                                                   Death/
                                                                                                                  Voluntary
                                                                        Change of          Termination            Resignation/
Estimated Potential Payment or Benefit                                   Control          Without Cause         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (6)                                        122,827               122,827                    0
Intrinsic value of accelerated unvested stock options (2)                  103,045                     0                    0
Accelerated vesting of restricted shares (3)                               155,595                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                    296,225                     0                    0
Continuing health and welfare benefits for five years (5)                        0                     0                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                              677,691               122,827                    0


                                                       Christoper G. McCann
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                           Termination
                                                                                          Without Cause/
                                                                                           Resignation
                                                                                             for Good              Death/
                                                                                            Reason (per           Voluntary
                                                                        Change of            Employment          Resignation/
Estimated Potential Payment or Benefit                                   Control             Agreement)         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (7)                                      3,594,080             3,594,080                    0
Intrinsic value of accelerated unvested stock options (2)                1,030,162                     0                    0
Accelerated vesting of restricted shares                                   116,696                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                  1,694,797                     0                    0
Continuing health and welfare benefits for five years (5)                   90,832                90,832                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                            6,526,567             3,684,912                    0

                                       23

                                                       Monica L. Woo
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                                                    Death/
                                                                                                                   Voluntary
                                                                        Change of          Termination            Resignation/
Estimated Potential Payment or Benefit                                   Control          Without Cause          or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (8)                                         43,269                43,269                    0
Intrinsic value of accelerated unvested stock options (2)                  152,850                     0                    0
Accelerated vesting of restricted shares (3)                                94,159                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                    483,316                     0                    0
Continuing health and welfare benefits for five years (5)                        0                     0                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                              773,594                43,269                    0


                                                       Timothy J. Hopkins
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                                                   Death/
                                                                                                                  Voluntary
                                                                        Change of           Termination          Resignation/
Estimated Potential Payment or Benefit                                   Control          Without Cause         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (9)                                        367,500               367,500                    0
Intrinsic value of accelerated unvested stock options (2)                  194,400                     0                    0
Accelerated vesting of restricted shares (3)                               129,889                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                    473,650                     0                    0
Continuing health and welfare benefits for five years (5)                        0                     0                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                            1,165,439               367,500                    0

        -------------------------------------

(1) Mr. James McCann is entitled to severence pursuant to his employment agreement which entitles him to $2,500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of July 1, 2007, Mr. McCann's base salary was $975,000, and his employment agreement provided for a remaining term of five years.

(2) The intrinsic value of accelerated unvested stock options was calculated using the closing price of the Company's Class A Common Stock on June 29, 2007 ($9.43). The intrinsic value is the aggregate spread between $9.43 and the exercise prices of the accelerated options, if less than $9.43.

(3) The value of accelerated unvested restricted shares was calculated using the closing price of the Company's Class A Common Stock on June 29, 2007 ($9.43).

(4) Represents the estimated amounts to be paid under the Company's Fiscal 2007 LTIP grant in the event of a change of control. The value of the accelerated performance shares was calculated using the closing price of the Company's Class A Common Stock on June 29, 2007 ($9.43), and assumes the Company's financial performance was at targeted levels to achieve 100% of share awards at the time of the change in control.

(5) Represents the estimated cost of paying for continuing medical, dental, life and long-term disability for five years. The amounts for medical and dental insurance coverage are based on rates charged to the Company's employees for post-employment coverage provided in accordance with the Consolidated Omnibus Reconciliation Act of 1985, or COBRA, adjusted by a 10% inflation factor. The costs of providing the other insurance coverage are based on quoted amounts for Fiscal 2007, adjusted by a 10% inflation factor, compounded annually.

(6) Mr. Shea does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Shea was deemed to receive two weeks of severance for each completed year of service with the Company. As of July 1, 2007, Mr. Shea's base salary was $290,318.

(7) Mr. Christopher McCann is entitled to severence pursuant to his employment agreement which entitles him to $500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of July 1, 2007, Mr. McCann's base salary was $618,816, and his employment agreement provided for a remaining term of five years.

(8) Ms. Woo is entitled to severence pursuant to her offer letter which, absent any special arrangements approved by the Compensation Committee or the Board of Directors, entitles her to two weeks of severance for each completed year of service with the Company. As of July 1, 2007, Ms. Woo's base salary was $375,000.

(9)     Mr.  Hopkins is entitled to severence pursuant to his employment  offer
        letter  which,  absent  any   special  arrangements  approved   by   the
        Compensation Committee or the Board of Directors, entitles him to one year of severance. As of July 1, 2007, Mr. Hopkins' base salary was $367,500.


     The above table does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment such as 401(k) plan vested benefits and earned but unused vacation.

Employment Agreements and Employment Offer Letters
--------------------------------------------------
     The employment agreements of James F. McCann and Christopher G. McCann, as well as the employment offer letters of Monica L. Woo and Timothy J. Hopkins, provide for certain payments in the event of termination of employment (and in the case of Christopher G. McCann, Monica L. Woo and Timothy J. Hopkins, terminations following a change in control of the Company). William E. Shea will be provided severance payments under the Company's general severance policy. In addition, the terms of the 2003 Plan, the 1999 Stock Incentive Plan and the 1997 Stock Option Plan provide for the acceleration of vesting and/or lapse of award restrictions in the event of a change of control.

James F. McCann

     Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement) within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $2,500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date. As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause. He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Christopher G. McCann

     Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement), within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. The Good Reason definition includes a Change of Control (as defined in the employment agreement) of the Company, so long as Mr. McCann's resignation occurs no later than one year following a Change of Control. Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date. As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause. He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Monica L. Woo

     Upon termination without Cause (as defined in the November 25, 2003 offer letter described above), Constructive Termination without Cause (as defined in the November 25, 2003 employment offer letter described above) or without Cause following a Change of Control, Ms. Woo is entitled to receive base salary through the date of termination, any other amounts earned, accrued and owed but not yet paid, two weeks of base pay for each completed year of service, a pro-rata portion of any bonus due under the Company's incentive plans, the right to exercise vested equity awards for a period of one year following termination and any other benefits payable under the Company's applicable plans and programs. Upon termination for Cause or due to death, disability or resignation, Ms. Woo is only entitled to base salary through the date of termination and any other amounts earned, accrued and owed but not yet paid. Ms. Woo is bound by the terms of her Confidentiality and Non-Compete Agreement.

Timothy J. Hopkins

     Upon termination without Cause (as defined in the February 12, 2005 offer letter described above), Constructive Termination without Cause (as defined in the February 12, 2005 employment offer letter described above) or without Cause following a Change of Control, Mr. Hopkins is entitled to receive base salary through the date of termination, any other amounts earned, accrued, due and owed but not yet paid, base pay for a period of 12 months following termination of employement or until Mr. Hopkins finds new employment, whichever occurs first, the right to exercise vested equity awards pursuant to terms of the Company's 2003 Plan following termination, and any other benefits payable under the Company's applicable plans and programs. Upon termination for Cause or due to death, disability or resignation, Mr. Hopkins is only entitled to base salary through the date of termination and any other amounts earned, accrued and owed but not yet paid. Mr. Hopkins is bound by the terms of his Confidentiality and Non-Compete Agreement.

1997 Stock Option Plan
----------------------
     The 1997 Stock Option Plan provides that in the event of any sale, merger, transfer or acquisition of the Company or substantially all of its assets, in which the Company is not the surviving corporation, each outstanding option which is not to be assumed by the successor corporation, will automatically accelerate, so that each option shall, immediately prior to such event, become exercisable for all of the shares of Common Stock at such time subject to that option and may be exercised for any or all of those shares.

1999 Stock Incentive Plan
-------------------------

     The 1999 Stock Incentive Plan provides, generally but with limitations, that each option outstanding at the time of a change of control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the change in control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares.

2003 Long Term Incentive and Share Award Plan
---------------------------------------------

     The 2003 Plan provides that unless otherwise provided by the Compensation Committee at the time of the award grant, in the event of a change of control,
(i) all outstanding awards pursuant to which the participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of awards under which payments of cash, shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction.

October 29, 2007

To the Board of Directors
of 1-800-FLOWERS.COM, INC. (the "Company"):

We, the members of the Audit Committee, assist the Board of Directors in its oversight of the Company's financial accounting, reporting and controls. We also evaluate the performance and independence of the Company's independent registered public accounting firm. We operate under a written charter that both the Board and we have approved. A current copy of the Audit Committee charter can be found on the Company's website located at www.1800flowers.com under the Investor Relations section of the website and is attached hereto as Annex "A".

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. In addition, although the Board has determined that each of the members of the Audit Committee meets NASDAQ regulatory requirements for financial literacy and that John J. Conefry, Jr. is an "audit committee financial expert," as defined by Commission rules, and is financially sophisticated under NASDAQ requirements, we would like to remind our stockholders that we are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

The Company's management is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements, including setting the accounting and financial reporting principles and designing the Company's system of internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company's system of internal control. The Company's independent registered public accounting firm, Ernst & Young LLP ("Ernst & Young"), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent registered public accounting firm is also responsible for expressing opinions on management's assessment of the effectiveness of the Company's internal control over financial reporting and on the effectiveness of the Company's internal control over financial reporting. Although the Board is the ultimate authority for effective corporate governance, including oversight of the management of the Company, the Audit Committee's purpose is to assist the Board in fulfilling its responsibilities by overseeing these processes, as well as overseeing the qualifications and performance of the Company's independent registered public accounting firm.

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company's independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided [as noted in the table below] were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

We reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended July 1, 2007 with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. We also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as amended (Communication with Audit Committees). We received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Ernst & Young their independence. This review included a discussion with management and the independent registered public accounting firm of the quality (and not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company's financial statements, including the disclosures relating to critical accounting policies.

Based on the reports, discussions and reviews described in this report, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2007, for filing with the Securities and Exchange Commission. We also selected Ernst & Young as the independent registered public accounting firm for Fiscal 2008. The Board is recommending that shareholders ratify that selection at the Annual Meeting.


Audit Committee
John J. Conefry, Jr. (Chairman)
Lawrence Calcano
Jan L. Murley

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to beneficial ownership of the Company's Class A Common Stock and Class B Common Stock, as of October 9, 2007, or as of the dates referenced below for (i) each person known by the Company to beneficially own more than 5% of each class; (ii) each Director; (iii) each Named Executive Officer; and (iv) all of the Company's Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, NY 11514. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of October 9, 2007, but excludes shares of Common Stock underlying options held by any other person. Percentage of beneficial ownership is based on 25,879,795 shares of Class A Common Stock and 36,858,465 shares of Class B Common Stock outstanding as of October 9, 2007.

                                                               Shares                   % of Shares
                                                        Beneficially Owned           Beneficially Owned
                                                        ------------------           ------------------
                                                    A Shares        B Shares         A Shares     B Shares
                                                    --------        --------         --------     --------
Name
----
5% Stockholders:
-----------------------
Bear Stearns Asset Management, Inc. (1)             3,106,232               -          12.0%             -
Awad Asset Management, Inc. (2)                     1,970,494               -           7.6%             -
AXA (3)                                             1,817,011               -           7.0%             -
Tocqueville Asset Management L.P. (4)               1,617,615               -           6.3%             -
Royce & Associates LLC (5)                          1,599,300               -           6.2%             -
RLR Capital Partners, LP (6)                        1,307,000               -           5.1%             -
The TCW Group, Inc., on behalf
of the TCW Business Unit (7)                        1,285,760               -           5.0%             -

Directors, not including CEO and President:
-------------------------------------------
Lawrence Calcano (8)                                   15,000               -           0.1%             -
James Cannavino (9)                                         -               -             -              -
John J. Conefry (10)                                   46,200               -           0.2%             -
Leonard J. Elmore (11)                                 45,000               -           0.2%             -
Jan L. Murley (12)                                          -               -             -              -
Jeffrey C. Walker (13)                                 27,500               -           0.1%             -

Named Executive Officers:
-------------------------
James F. McCann (14)                                  741,974      35,914,905           2.8%          97.4%
William E. Shea (15)                                  375,093               -           1.4%             -
Christpher G. McCann (16)                           1,776,019       3,146,753           6.4%           8.5%
Monica L. Woo (17)                                    115,033               -           0.4%             -
Timothy J. Hopkins (18)                                80,844               -           0.3%             -

Directors and Executive Officers                    3,795,838      37,014,120          12.8%          99.7%
as a  Group (14 persons)(19)
-------------------------------------------------------------------------------

*    Indicates less than 0.1%.

(1) This information is based on the Schedule 13G filed with the Commission by Bear Stearns Asset Management Inc. on August 10, 2007 for shares held as of July 31, 2007. Bear Stearns Asset Management Inc. reported that it had sole voting power over 2,022,444 shares of Class A Common Stock, shared voting power over 845,441 shares of Class A Common Stock, sole dispositive power over 2,208,931 shares of Class A Common Stock and shared dispositive power over 897,300 shares of Class A Common Stock. The address of Bear Stearns Asset Management Inc. is 237 Park Avenue, New York, New York 10017.

(2) This information is based on the Schedule 13G Amendment No. 1 filed with the SEC by Awad Asset Management, Inc. on January 29, 2007 for shares beneficially owned as of December 31, 2006. The address of Awad Asset Management, Inc. is 250 Park Avenue, 2nd Floor, New York, New York 10177.

(3) This information is based on the Schedule 13G Amendment No. 1 filed with the SEC by AXA Financial, Inc.; AXA, which owns AXA Financial, Inc.; and AXA Assurances I.A.R.D. Mutuelle ("IARD"), AXA Assurances Vie Mutuelle ("Vie") and AXA Courtage Assurance Mutuelle (collectively with IARD and Vie, the "Mutuelles AXA"), as members of a group, on February 14, 2007 for shares beneficially owned as of December 31, 2006. According to the filing, AXA Rosenberg Investment Management LLC, as to which AXA serves as parent holding company, has sole power to vote or direct the vote of 751,704 shares of Class A Common Stock and the sole power to dispose or direct the disposition of 1,842,211 shares of Class A Common Stock. AXA Financial, Inc.'s subsidiary, AllianceBernstein L.P., has sole power to dispose or direct the disposition of 27,800 shares of Class A Common Stock, and AXA Financial, Inc.'s subsidiary, AXA Equitable Life Insurance Company, has sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 1,000 shares of Class A Common Stock. The address of the Mutuelles AXA is 26, rue Drout, 75009 Paris, France, the address of AXA is 25, avenue Matignon, 75008 Paris, France, and the address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(4) This information is based on the Schedule 13G filed with the SEC by Tocqueville Asset Management L.P. on February 14, 2007 for shares held as of December 31, 2006. The address of Tocqueville Asset Management L.P. is 40 West 57th Street, New York, New York 10019.

(5) This information is based on the Schedule 13G filed with the SEC by Royce & Associates LLC on January 24, 2007 for shares beneficially owned as of December 31, 2006. The address of Royce & Associates LLC is 1414 Avenue of the Americas, New York, New York 10019.

(6) This information is based on the Schedule 13D filed with the SEC by RLR Capital Partners, LP ("RLR") and Robert L. Rosen on June 27, 2007 for shares held as of June 22, 2007. The reporting persons reported that they have shared voting power and shared dispositive power over 1,307,000 shares of Class A Common Stock. The reporting persons reported that RLR's principal business is to serve as the investment manager of funds and/or accounts, including RLR Focus Master Fund, LP, the holder of the Class A Shares set forth in the Schedule 13D. RLR Capital Partners GP, LLC (the "Manager"), is the sole general partner of RLR. Mr. Robert Rosen is the managing member of the Manager. The address of RLR Capital Partners, LP and Robert L. Rosen is 152 West 57th Street, 21st Floor, New York, New York 10019.

(7) This information is based on the Schedule 13G filed with the SEC by The TCW Group, Inc., on behalf of The TCW Business Unit on February 9, 2007 for shares beneficially owned as of December 31, 2006. The Schedule 13G was filed by the TCW Group, Inc. on behalf of itself and its direct and indirect subsidiaries, including Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company, which collectively constitute The TCW Group, Inc. business unit (the "TCW Business Unit"). TCW Group, Inc. reported that, as of July 6, 2001, the ultimate parent company of TCW is Societe Generale, S.A. ("SG"). TCW Group, Inc. reported that SG disclaims beneficial ownership of Shares beneficially owned by the reporting person. The reporting person disclaimed beneficial ownership of Shares beneficially owned by SG and any of SG's other business units. The TCW Group, Inc., on behalf of the TCW Business Unit, reported that it has shared voting power over 1,137,459 shares of Class A Common Stock and shared dispositive power over 1,285,760 shares of Class A Common Stock. The address of The TCW Group, Inc., on behalf of the TCW Business Unit is 865 South Figueroa Street, Los Angeles, California 90017.

(8) Includes 10,000 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options. Mr. Calcano's address is 140 Greenwich Avenue, Greenwich, CT 06830

(9) Mr. Cannavino's address is c/o Direct Insite Corporation, 80 Orville Drive, Bohemia, NY 11716


(10) Includes 35,000 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options. Mr. Conefry's address is c/o Astoria Federal Savings, One Astoria Federal Plaza, Lake Success, New York 11042.

(11) Includes 45,000 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options. Mr. Elmore's address is c/o Dewey & LeBoeufcRae, LLP, 125 West 55th, Street, New York, New York 10019-5389.

(12) Ms. Jan Murley's address is c/o 1-800-FLOWERS.COM, INC., One Old Country Road, Suite 500, Carle Place, NY 11514.

(13) Includes 25,000 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options. Mr.
     Walker disclaims beneficial ownership to these shares, as well as, the 2,500 RSA's. Mr. Walker's address is c/o CCMP Capital Advisors, LLC, 245 Park Avenue, New York, NY 10167.

(14) Includes (a) 741,494 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options,
     (b) 5,875,000 shares of Class B Common Stock held by limited partnerships, of which Mr. J. McCann is a limited partner and does not exercise control and of which he disclaims beneficial ownership, (c) 52,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. J. McCann is a Director and the President; and (d) 15,006,237 shares of Class B Common Stock held by five Grantor Retained Annuity Trusts of which Mr. J. McCann is the Trustee.

(15) Includes 370,000 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options.

(16) Includes (a) 1,770,836 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options,
     (b) 2,000,000 shares of Class B Common Stock held by a limited partnership, of which Mr. C. McCann is a general partner and exercises control, (c) 243,575 shares of Class B Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options, and (d) 52,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. C. McCann is a Director and Treasurer.

(17) Includes 90,000 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options.

(18) Includes  80,000   shares of  Class A  Common  Stock  that may be  acquired
     within 60 days of October 9, 2007 through the exercise of stock options.

(19) Includes (a) 3,727,130 shares of Class A Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options, and (b) 248,575 shares of Class B Common Stock that may be acquired within 60 days of October 9, 2007 through the exercise of stock options.




..................

Certain Business Relationships with Directors and Officers

     The Company has a policy providing that all material transactions between it and one or more of its Directors, Executive Officers, nominees for Director or a member of their immediate families must be approved either by a majority of the disinterested members of the Board or by the stockholders of the Company.

     Below are the transactions that occurred during Fiscal 2007 in which, to the Company's knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any Director, Director nominee, Executive Officer, holder of more than 5% of the Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

     In Fiscal 2007, the Company entered into an agreement with Julie Mulligan, the sister of Directors and Executive Officers, James F. McCann and Christopher
G. McCann, pursuant to which Ms. Mulligan was employed as a Personality Expert Designer. Ms. Mulligan's compensation for Fiscal 2007 was $392,000, consisting of $130,000 in base salary and $262,000 in earned floral sales commissions for sales of products designed by Ms. Mulligan for the Company. In consideration for the floral sales commissions paid to Ms. Mulligan described above, Ms. Mulligan was not eligible to receive any cash bonus under the Company's annual cash incentive plan ("Sharing Success Program"). During Fiscal 2007, Ms. Mulligan was awarded, pursuant to the 2003 Plan, 3,500 shares of restricted stock. The grant date for these awards was October 13, 2006. The restricted stock vests 100% on the third anniversary of the grant date, assuming Ms. Mulligan remains employed by the Company as of that time.

     Gerard M. Gallagher, our Senior Vice President of Business Affairs, General Counsel and Corporate Secretary, is the founder and managing partner in the law firm of Gallagher, Walker, Bianco & Plastaras based in Mineola, New York. The Company pays the law firm a fee for Mr. Gallagher's services to the Company. The Company, with the approval of the Board, also pays the law firm fees for services rendered by other members of the firm on the Company's behalf.

     The fees paid in Fiscal 2007 by the Company to the firm for services provided by Mr. Gallagher totaled $453,000, which represented an annual retainer of $348,000 and an earned cash bonus under the Company's Sharing Success Program of $105,000. For legal services provided by the other members of the firm the Company paid the sum of $485,000 inclusive of disbursements, which collective fees the Company believes are fair and reasonable. In addition, as a result of the position Mr. Gallagher holds with the Company, he is eligible to participate in its Long Term Incentive Plan ("LTIP") and under such plan, Mr. Gallagher was granted 47,615 performance shares in Fiscal 2007. (See "Compensation Discussion and Analysis- Long Term Incentive Equity Awards" for a description of the LTIP). Except for his participation in the Company's Sharing Success Plan and the LTIP, Mr. Gallagher does not participate in any other Company benefit or other plans.


     The Company maintains life insurance for each of its NEO's in the amount of $50,000 and also maintains a directors' and officers' insurance policy.

                                   PROPOSAL 2

                     RATIFICATION OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed E&Y to serve as the Company's independent registered public accounting firm for the fiscal year ending June 29, 2008, and the Board is asking stockholders to ratify such selection at the Annual Meeting. The stockholders' ratification of the appointment of E&Y will not impact the Audit Committee's responsibility pursuant to its charter, to appoint, replace and discharge the independent auditors. In the event the stockholders fail to ratify this selection, the matter of the selection of independent auditors will be reconsidered by the Board of Directors.

Fees Paid to Ernst & Young LLP

     The following table shows the fees that the Company paid or accrued for audit and other services provided by E & Y for Fiscal 2007 and Fiscal 2006, all of which were approved by the Audit Committee.


                       ----------------------------------------------
                                                2007        2006
                       ----------------------------------------------
                                                  (in thousands)
                        Audit Fees              $475        $480
                        Audit-Related Fees       108         340
                        Tax Fees                  91          18
                        All Other Fees             0           0
                                                ----        ----
                        Total                   $674        $838
                                                ====        ====
                       ----------------------------------------------

     Audit Fees. Fees for audit services include fees associated with the annual audit, including the Company's annual report on Form 10-K, consents and reviews of the Company's quarterly reports on Form 10-Q. These fees also include the audit of management's assessment of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

     Audit-Related Fees. Fees for audit-related services include audits and assurance services related to the Company's benefit plans and separate financial statements for its franchise operations, as well as due diligence services in connection with acquisitions.

     Tax Fees. Fees for tax service include tax compliance, tax advice and tax planning.

     All Other Fees. Consists of other fees not reported in the above categories.

     Financial Information Systems Design and Implementation Fees. E&Y did not render professional services relating to financial information systems design and implementation for Fiscal 2007 and Fiscal 2006.

     Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit, audit-related and non-audit services (including tax services) provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service. The independent registered public accounting firm and the Company's management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as required.

     The affirmative vote of a plurality of the Company's outstanding Common Stock present in person or by proxy is required to ratify the appointment of the independent registered accounting firm. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the ratification of E&Y as the Company's independent registered public accounting firm for Fiscal 2008. A representative of E&Y will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
              AND APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP TO
         SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                              FIRM FOR FISCAL 2008.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in their discretion on such matters.

                STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING


     Shareholders who, in accordance with Commission Rule 14a-8 wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year's Annual Meeting Proxy Statement must submit their proposals so that they are received at the Company's principal executive offices no later than the close of business on July 1, 2008. As the rules of the Commission make clear, simply submitting a proposal does not guarantee that it will be included.

     In accordance with our Bylaws, in order to be properly brought before the 2008 Annual Meeting, a shareholder's notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to the Secretary of the Company at its principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary date of the 2007 Annual Meeting date. As a result, any notice given by a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the Commission's Rule 14a-8) must be received no earlier than August 6, 2008 and no later than September 5, 2008. If, however, our 2008 Annual Meeting date is advanced by more than 30 days before, or delayed more than 70 days after, the one year anniversary of the 2007 Annual Meeting date, then proposals must be received no earlier than the close of business on the 120th day prior to the 2008 Annual meeting and not later than the close of business on the later of the 90th day before the 2008 Annual Meeting or the 10th day following the date on which the 2008 Annual Meeting date is publicly announced.

     To be in proper form, a shareholder's notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and Commission requirements. The Company will not consider any proposal or nomination that does not meet the Bylaws requirements and the Commission's requirements for submitting a proposal or nomination. Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to Corporate Secretary, 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, New York 11514. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             SOLICITATION OF PROXIES

     The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, Directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company may pay persons holding shares or Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for expenses of forwarding solicitation materials to their principals. All of the costs of solicitation will be paid by the Company.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date who did not receive a copy of the Company's Annual Report for the fiscal year ended July 1, 2007, on the written request of such person, a copy of the Company's Annual Report on Form 10-K as filed with the Commission. Any such request should be made in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

                                       By Order of the Board of Directors
                                       /s/ James F. McCann
                                       James F. McCann
                                       Chairman of the Board and Chief Executive
                                       Officer

Carle Place, New York
October 29, 2007

Annex "A"

AUDIT COMMITTEE CHARTER

Organization

The Audit Committee (the "Committee") of the Board of Directors (the "Board") shall be com-prised of at least three directors. The members of the Committee shall meet the independence requirements of the Nasdaq National Market, Inc. Members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, and have the ability to understand key business and financial risks and related controls and control processes. At least one director must be a com-mittee expert with education and employment experience as a principal financial officer, princi-pal accounting officer, controller, public accountant or auditor or experience in one or more posi-tions that involve the performance of similar functions; experience actively supervising a princi-pal financial officer, principal accounting officer, controller, public accountant, auditor or per-forming similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or other relevant experience.

Statement of Policy

The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open com-munication between the directors, the independent auditors, the internal auditors, and the finan-cial management of the Company.

Responsibilities

In carrying out its responsibilities, the Committee believe its policies and procedures should re-main flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accor-dance with all requirements and are the highest quality.

In carrying out these responsibilities, the Committee will:

     o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

     o    Discuss with management and the independent  auditor,  as appropriate,
          earnings  press  releases  and  financial   information  and  earnings
          guidance provided to analysts and to rating agencies.

     o Select the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries and approve the independent auditor's compensation.

     o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the Committee, as the shareholders' representatives, who have the ultimate authority in de-ciding to engage, evaluate, and if appropriate, terminate their services.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

     o    Pre-approve  all  audit  services  and  permitted  non-audit  services
          (includ-ing the fees and terms thereof) to be performed for the Company by the independent auditor. The Committee may delegate authority to pre-approve audit services, other than the audit of the Company's annual fi-nancial statements, and permitted non-audit services to one or more members, provided that decisions made pursuant to such delegated au-thority shall be presented to the full committee at its next scheduled meeting.

     o Discuss with the internal auditors, if applicable, and the independent auditors the overall scope and plans for the respective audits, including the adequacy of staffing and compensation. The Committee shall discuss with management, the internal auditors, if any, and the independent auditors the adequacy and effectiveness of the accounting and financial con-trols, including the Company's policies and procedures to assess, moni-tor, and manage business risk, and legal and ethical compliance pro-grams (e.g. Company's Code of Ethics).

     o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or re-lated Company compliance policies.

     o Review the internal controls of the Company, the proposed audit plans for the coming year, and the coordination of such plans with the inde-pendent auditors.

     o Inquire of management and the independent auditors about significant risks or exposures and assesses the steps management has taken to minimize such risks to the Company.

     o Review the interim financial statements and the disclosures under Man-agement's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall also discuss the results of the quarterly review and any other mat-ters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for purposes of this re-view.

     o Review the financial statements contained in the annual report to share-holders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, in-cluding changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the reasonableness of significant judgements and estimates , and other sig-nificant decisions made in preparing the financial statements.

     o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management pre-sent. Among the items to be discussed in these meetings are the inde-pendent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors re-ceived during the course of audit.

     o    Review accounting and financial human resources within the Company.

     o Report the results of the annual audit to the board of directors. If re-quested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other di-rectors, particularly the other independent directors, may be invited to at-tend the Committee meeting during which the results of the annual audit are reviewed).

     o On an annual basis, obtain from the independent auditors a written com-munication delineating all relationships and professional services as re-quired by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the inde-pendent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

     o Review the report of the Committee in the annual report to shareholders and disclosing whether or not the committee had reviewed and discussed with management and the independent auditors the financial statements and the quality of accounting principles and significant judgments affect-ing the financial statements. In addition, disclose the committee's con-clusion on the fairness of presentation of the financial statements in con-formity with GAAP based on those discussions.

     o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     o Investigate any matter brought to its attention within the scope of its du-ties, with the power to retain outside counsel or other auditors for this purpose if, in its judgment, that is appropriate, and receive funding for these services as necessary.

     o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, in-clude a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

     o The Committee shall have authority to retain such outside counsel, ex-perts and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve re-lated fees and retention terms.

SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended.

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:  |_|

         Preliminary Proxy Statement  |_|

         Confidential for Use of the Commission only ?

         Definitive Proxy Statement  |X|

         Definitive Additional Materials  |_|

         Soliciting Material Pursuant to ss. 240.14a-12  |_|

                             1-800-FLOWERS.COM, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|                   No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:


         (2)     Aggregate number of securities to which transactions applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)     Proposed maximum aggregate value of transaction:


         (5)     Total fee paid:


[ ]              Fee paid previously with preliminary materials.



|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:


         (2)     Form, Schedule or Registration Statement No.:


         (3)     Filing Party:


         (4)     Date Filed:

                                 (Form of Proxy)
                             1-800-FLOWERS.COM, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - December 4,, 2007
       (This Proxy is solicited by the Board of Directors of the Company)


The undersigned stockholder of 1-800-FLOWERS.COM, Inc. hereby appoints Gerard M. Gallagher, Corporate Secretary, with full power of substitution, as proxy to vote the shares of stock, in accordance with the undersigned's specifications, which the undersigned could vote if personally present at the Annual Meeting of Stockholders of 1-800-FLOWERS.COM, Inc. to be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Thursday, December 4, 2007 at 9:00 a.m. eastern standard time or any adjournment thereof.

1. ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

   FOR all nominees below                    WITHHOLD AUTHORITY
   |_|  (except as marked to the contrary)   |_|  to vote for all nominees below


   John J. Conefry, Jr., Leonard J. Elmore and Jan L. Murley

   INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided below.


                                  ______________________________________________


2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      FOR                       AGAINST                  ABSTAIN WITH RESPECT TO
      |_|                         |_|                              |_|


         proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 29, 2008 as described in the Proxy Statement.

         UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, "FOR" RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 29, 2008, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING.

         All of the  proposals set forth   are proposals of the Company. None of
         the proposals is related to or conditioned upon approval of any other proposal.

Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

Dated:
        --------------------------          ------------------------------
                                             Signature(s) of Stockholder